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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
________________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 28, 2020
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Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)
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Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________________________________________
Evergy Kansas Central, Inc.
(Exact Name of Registrant as Specified in Charter)
 _________________________________________________________________________________________

Kansas	001-03523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

818 South Kansas Avenue
Topeka, Kansas 66612
(Address of Principal Executive Offices, and Zip Code)

(785) 575-6300
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

__________________________________________________________________________________________
Evergy Metro, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________________________________________________________________________

Missouri	000-51873	44-0308720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form 8-K is provided by the following registrants: Evergy, Inc. (“Evergy”), Evergy Kansas Central, Inc. (formerly known as Westar Energy, Inc.) (“Evergy Kansas Central”) and Evergy Metro, Inc. (formerly known as Kansas City Power & Light Company) (“Evergy Metro”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrants.

Item 1.01     Entry into a Material Definitive Agreement

On February 28, 2020, Evergy entered into an Agreement (the “Agreement”) with Elliott Investment Management L.P., Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”).
Pursuant to the Agreement, Evergy has agreed to increase the number of directors on its board of directors (the “Evergy Board”) from fifteen to seventeen, and has agreed to appoint two new independent directors, Paul M. Keglevic and Kirkland B. Andrews (each, a “New Director”), to fill the newly-created directorships, effective March 3, 2020. Evergy has also agreed, subject to the terms of the Agreement, to nominate the New Directors for election to the Evergy Board at Evergy’s 2020 annual meeting of shareholders (the “2020 Annual Meeting”) and to use its reasonable best efforts to obtain the election of such New Directors. The Agreement further provides that the size of the Evergy Board will subsequently be reduced such that (i) from the 2020 Annual Meeting to Evergy’s 2021 annual meeting of shareholders (the “2021 Annual Meeting”), the Evergy Board will have no more than thirteen directors and (ii) from the 2021 Annual Meeting to Evergy’s 2022 annual meeting of shareholders, the Evergy Board will have no more than twelve directors.
Pursuant to the Agreement, the Evergy Board has also formed a new Strategic Review & Operations Committee (the “Committee”) with a mandate to explore ways to enhance long-term shareholder value, including through a potential strategic combination or an enhanced long-term standalone operating plan and strategy. The Committee is comprised of John A. Stall, Terry Bassham and each of the New Directors, and is co-chaired by Mr. Stall and Mr. Keglevic. The Committee plans to complete its review, make its formal recommendation to the Evergy Board and publicly announce the review’s outcome during the first half of 2020, in accordance with the timeframes set forth in the Agreement.
Under the Agreement, Elliott has agreed to certain customary standstill provisions, and Elliott and Evergy have agreed to mutual non-disparagement provisions, effective until November 2, 2020 (which is subject to extension under certain circumstances set forth in the Agreement), subject to certain exceptions and early termination upon certain specified events. During such period, Elliott has also agreed to vote its and its controlled affiliates’ shares of common stock of Evergy in favor of each director nominated and recommended by the Board, against any proposals or resolutions to remove any member of the Board and otherwise in accordance with the recommendation of the Board, other than with respect to certain extraordinary transactions.
This summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The description of the matters included under Item 1.01 are incorporated into this Item 5.02 by reference. In connection with such matters, the boards of directors of Evergy Kansas Central and Evergy Metro also each adopted a resolution increasing the number of directors from fifteen to seventeen and appointed the New Directors to fill the newly-created directorships on such board, effective March 3, 2020.
Mr. Keglevic served as Chief Executive Officer (2016 - 2018) and Executive Vice President, Chief Financial Officer and Chief Risk Officer (2008 - 2016) of Energy Future Holdings, the majority owner of a regulated transmission and distribution business. Mr. Keglevic was also appointed to the Compensation and Leadership Development Committee and the Finance Committee, effective as of the date of his appointment to the Board.
Mr. Andrews serves as Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (NYSE: NRG) (since 2011). Mr. Andrews was also appointed to the Audit Committee and the Nuclear, Operations and Environmental Oversight Committee, effective as of the date of his appointment to the Board.
Each of the New Directors will participate in the compensation, benefit and other plans and arrangements for non-employee directors as described starting on page 29 of Evergy’s proxy statement for its 2019 annual meeting of shareholders. Evergy will also enter into an indemnification agreement with each of the New Directors in the same form as has been entered into with other directors and officers, which was filed as Exhibit 10.2 to the Current Report on Form 10-Q filed on November 7, 2018. The indemnification agreement provides indemnification to the extent allowed under Missouri law.
Other than the matters described herein, there is no arrangement or understanding between any New Director and any other persons pursuant to which such New Director was selected as a director, nor are there any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
In connection with the Agreement and the appointment of the New Directors, each of Evergy, Evergy Kansas Central and Evergy Metro amended and restated its by-laws to accommodate a larger board size. The Amended and Restated By-laws of each of Evergy, Evergy Kansas Central and Evergy Metro are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated herein by reference.
Item 8.01    Other Events
On March 2, 2020, Evergy issued a press release related to the matters described herein, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(d)     Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-laws of Evergy, Inc.
3.2	Amended and Restated By-laws of Evergy Kansas Central, Inc.
3.3	Amended and Restated By-laws of Evergy Metro, Inc.
10.1	Agreement, dated February 28, 2020, among Evergy, Inc., Elliott Investment Management L.P., Elliott Associates, L.P. and Elliott International, L.P.
99.1	Press Release issued by Evergy, Inc. on March 2, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Evergy Kansas Central, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Evergy Metro, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Date: March 2, 2020